UNITED  STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                               November 3, 2000
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)


                      COMPUTERIZED THERMAL IMAGING, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Nevada                     000-23955             87-0458721
------------------------ ------------------------ ------------------------
   (State or Other       (Commission File Number)    (I.R.S. Employer
   Jurisdiction of                                  Identification Number)
   Incorporation or
   Organization)


                    476 HERITAGE PARK BOULEVARD, SUITE 210
                              LAYTON, UTAH 84041
              --------------------------------------------------
                   (Address of principal executive offices)


                                (801) 776-4700
                           ------------------------
                        (Registrant  telephone number)


                                Not Applicable
                           ------------------------
           (Former Name and Address of Principal Executive Offices)



Item 4.   Changes in registrant certifying accountants.

     HJ & Associates, LLC, previously known as Jones, Jensen & Company, Certified Public Accountants, of Salt Lake City, Utah, audited our consolidated balance sheets as of June 30, 2000 and 1999 and the related statements of operations, stockholders' equity/(deficit), and cash flows for the years then ended, and for the period from inception on June 10, 1987 to June 30, 2000. Such financial statements accompanied our Form 10-KSB filed with the Securities and Exchange Commission on September 15, 2000. The report of HJ & Associates on such financial statements, dated September 1, 2000, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. HJ & Associates was dismissed on or about November 2, 2000 pursuant to a recommendation of the Company's Board of Directors.

     Deloitte & Touche LLP, Certified Public Accountants of Salt Lake City, Utah, was appointed by the Company on November 3, 2000, pursuant to a recommendation of the Company's Board of Directors, to audit our financial statements for our fiscal year ended June 30, 2001.

     There were no disagreements between us and HJ & Associates, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     We have provided HJ & Associates with a copy of the disclosure provided under this caption of this Report, and advised it to provide us with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response is filed with this Form 8-K as Exhibit 16.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

       (a)  Financial Statements

            Not applicable.

       (b)  Exhibits

            Number            Description
            -------           ---------------

              16              Letter regarding change in certifying
                              accountants.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTERIZED THERMAL IMAGING, INC.

Date: 11/03/2000                            By:   /s/Kevin L. Packard
                                                -----------------------------
                                                Kevin L. Packard
                                                Chief Financial Officer,
                                                Secretary & Treasurer